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                                                                   EXHIBIT 10.25

                                                               FORM OF AGREEMENT

                                    PGT, INC.
                           2006 EQUITY INCENTIVE PLAN
                      RESTRICTED STOCK UNIT AWARD AGREEMENT

            THIS RESTRICTED STOCK UNIT AWARD AGREEMENT, (the "Agreement"), dated as of ___________, 20__ (the "Grant Date"), is made by and between PGT, Inc., a Delaware corporation (the "Company"), and [___________] (the "Grantee").

            WHEREAS, the Company has adopted the PGT, Inc. 2006 Equity Incentive Plan (the "Plan"), pursuant to which the Company may grant awards representing the right to receive shares of Stock or cash after the lapse of such forfeiture restrictions as may be determined by the Board (such rights hereinafter referred to as "Restricted Stock Units");

            WHEREAS, the Company desires to grant to the Grantee the number of Restricted Stock Units provided for herein;

            NOW, THEREFORE, in consideration of the recitals and the mutual agreements herein contained, the parties hereto agree as follows:

Section 1. GRANT OF RESTRICTED STOCK UNIT AWARD

      (a) Grant of Restricted Stock Units. The Company hereby grants to the Grantee [______] Restricted Stock Units on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan. The Company shall establish a book account in the Grantee's name with respect to the Award granted hereby.

      (b) Incorporation of Plan. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Board shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations thereunder, and its decision shall be binding and conclusive upon the Grantee and his/her legal representative in respect of any questions arising under the Plan or this Agreement.

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Section 2. TERMS AND CONDITIONS OF AWARD

      The grant of Restricted Stock Units provided in Section 1(a) shall be subject to the following terms, conditions and restrictions:

      (a) Restrictions. The Restricted Stock Units and any interest therein, may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, prior to the lapse of restrictions set forth in this Agreement applicable thereto, as set forth in
Section 2(b). The Board may in its discretion, cancel all or any portion of any outstanding restrictions prior to the expiration of the periods provided under
Section 2(b). The period from the date of grant of a Restricted Stock Unit to the date it becomes vested and payable shall be referred to herein as the "Restricted Period."

      (b) Lapse of Restrictions. Except as may otherwise be provided herein, the restrictions on transfer set forth in Section 2(a) shall lapse with respect to [________ PERCENT (__%)] of the Restricted Stock Units granted hereunder on each of the [_______] anniversaries of the Grant Date, so long as the Grantee is employed by or providing services to the Company or an Affiliate as of the relevant date. [Performance Goals.]

      (c) Form of Payment. Unless otherwise determined by the Committee at the time of payment, each Restricted Stock Unit granted hereunder shall represent the right to receive [one share of Stock] [an amount in cash equal to the Fair Market Value of one share of Stock as of the date of vesting] [a combination of cash and Stock] upon the date on which the restrictions applicable to such Restricted Stock Unit lapse.

      [(d) Dividend Equivalents. Additional Restricted Stock Units shall be credited to the Grantee's account as of each date (a "Dividend Date") on which cash dividends and/or special dividends and distributions are paid with respect to Stock, provided that the record date with respect to such dividend or distribution occurs within the Restricted Period. The number of Restricted Stock Units to be credited to the Grantee's account with respect to this Award as of any Dividend Date shall equal the quotient obtained by dividing (a) the product of (i) the number of the Restricted Stock Units credited to such account on the record date for such dividend or distribution and (ii) the per share dividend (or distribution value) payable on such Dividend Date, by (b) the Fair Market Value of a share of Stock as of such Dividend Date.]

      (e) Issuance of Certificate. In the event that shares of Stock are to be issued upon any lapse of restrictions relating to the Restricted Stock Units, the Company shall issue to the

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Grantee or the Grantee's personal representative a stock certificate representing such shares of Stock.

      (e) Termination of Employment. In the event that the Grantee's employment with or service to the Company and its subsidiaries is terminated prior to the lapsing of restrictions with respect to any portion of the Restricted Stock Units granted hereunder, such portion of the Award shall become free of such restrictions or be forfeited as follows:(1)

      Restricted Stock Units forfeited pursuant to this Section 2(e) shall be transferred to, and reacquired by, the Company without payment of any consideration by the Company, and neither the Grantee nor any of the Grantee's successors, heirs, assigns or personal representatives shall thereafter have any further rights or interests in such units.

      (f) Income Taxes. The Grantee shall pay to the Company promptly upon request, and in any event at the time the Grantee recognizes taxable income in respect of the Restricted Stock Units, an amount equal to the taxes the Company determines it is required to withhold under applicable tax laws with respect to the Restricted Stock Units. Such payment shall be made in the form of cash, shares of Stock already owned by the Grantee, shares of Stock otherwise issuable upon the lapse of restrictions, or in a combination of such methods.

Section 3. MISCELLANEOUS

      (a) Notices. Any and all notices, designations, consents, offers, acceptances and any other communications provided for herein shall be given in writing and shall be delivered either personally or by registered or certified mail, postage prepaid, which shall be addressed, in the case of the Company to the [CORPORATE COUNSEL OF THE COMPANY] at the principal office of the Company and, in the case of the Grantee, to Grantee's address appearing on the books of the Company or to the Grantee's residence or to such other address as may be designated in writing by the Grantee.

      (b) No Right to Continued Employment. Nothing in the Plan or in this Agreement shall confer upon the Grantee any right to continue in the employ or service of the Company or any subsidiary or shall interfere with or restrict in any way the right of the Company and its subsidiaries, which is hereby expressly reserved, to remove, terminate or discharge the Grantee at any time for any reason whatsoever, with or without Cause.

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(1) Typically, all restricted shares are forfeited as of the date of termination
(previously vested shares are already held by the Grantee). Consider whether any shares should become vested following termination for certain reasons (e.g., retirement, death or disability? terminations without cause?).

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      (c) Bound by Plan. By signing this Agreement, the Grantee acknowledges that he/she has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

      (d) Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its successors and assigns, and of the Grantee and the beneficiaries, executors, administrators, heirs and successors of the Grantee.

      (e) Invalid Provision. The invalidity or unenforceability of any particular provision thereof shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision had been omitted.

      (f) Modifications. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.

      (g) Entire Agreement. This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and therein and supersede all prior communications, representations and negotiations in respect thereto.

      (h) Governing Law. This Agreement and the rights of the Grantee hereunder shall be construed and determined in accordance with the laws of the State of Delaware.

      (i) Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

      (j) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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            IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the ____ day of ____________, 20__.

                                                PGT, INC.

                                                By: __________________________
                                                Its:  ________________________

                                                [GRANTEE]

                                                Signature: ___________________

                                                Printed Name: ________________

                                                Address: _____________________
                                                ______________________________

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